UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2009

ARCTIC CAT INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-18607	41-1443470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota	56701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (218) 681-8558

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 10, 2009, Arctic Cat Inc. and certain of its subsidiaries (the “Company”), entered into a new credit agreement (the “Credit Agreement”) evidencing a senior secured revolving credit facility maturing on November 9, 2012 with certain financial institutions as lenders and Bank of America, N.A., as a lender and the administrative agent for the lenders, pursuant to which the Company may borrow an aggregate principal amount of up to $60,000,000 from June through November and up to $35,000,000 from December through May of each year.  The Company intends to use amounts borrowed under the Credit Agreement for ongoing working capital needs and general corporate purposes.

The Credit Agreement replaces the Company’s current working capital line-of-credit and is secured by a lien on substantially all of the real and personal property of the Company and each of the Company’s domestic subsidiaries.  It contains customary representations and warranties, covenants, including a minimum fixed charge coverage ratio, and events of default.

The foregoing description of the Credit Agreement is a summary and is qualified in its entirety by reference to the Credit Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

In connection with entering into the Credit Agreement, the Company repaid in full all outstanding amounts due under its Credit Agreement, dated August 29, 2008, between the Company and Wells Fargo Bank, N.A. (“Wells Fargo”), as amended on March 31, 2009, June 1, 2009 and June 17, 2009 (the “Wells Fargo Credit Agreement”) that was scheduled to expire on March 31, 2010.  No penalties were incurred in connection with repaying such amounts and terminating the Wells Fargo Credit Agreement.

The foregoing description of the Wells Fargo Credit Agreement is qualified in its entirety by reference to the Wells Fargo Credit Agreement and each of Amendment No. 1, No. 2 and No. 3 filed as exhibits to the Current Report on Form 8-K filed on September 4, 2008, April 3, 2009, June 4, 2009 and June 19, 2009, respectively, which are each incorporated herein by reference.

Item 9.01                  Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit
10.1

Loan and Security Agreement, dated as of November 10, 2009, among the Company, certain financial institutions as lenders and Bank of America, N.A., as lender and the administrative agent for the lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.
(Registrant)

Date: November 13, 2009	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Loan and Security Agreement, dated as of November 10, 2009, among the Company, certain financial institutions as lenders and Bank of America, N.A., as lender and administrative agent for the lenders.